UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2014, Merrill Lynch, Pierce, Fenner and Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, partially exercised their over-allotment option to purchase an additional 600,000 shares, or the Option Shares, of our 7.375% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share, or the Series H Preferred Stock. On April 7, 2014, we completed the underwritten public offering of the Option Shares for net proceeds of approximately $14.5 million after deducting the underwriting discount and other estimated expenses payable by us.

On April 7, 2014, we completed an underwritten public offering of 2,000,000 shares, or the Additional Series H Shares, of our Series H Preferred Stock for net proceeds of approximately $48.8 million after deducting the underwriting discount and other estimated expenses payable by us. In connection with the issuance and sale of the Additional Series H Shares, we entered into an underwriting agreement, or the Underwriting Agreement, dated April 2, 2014, among us, Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner and Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering of the Additional Series H Shares was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on April 23, 2012 (Registration Nos. 333-180886 and 333-180886-01), a base prospectus, dated April 23, 2012, included as part of the registration statement, and a prospectus supplement, dated April 2, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues regarding the Additional Series H Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 2, 2014, among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2014

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 2, 2014, among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).